UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2018

Yew Bio-Pharm Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54701	26-1579105
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9460 Telstar Avenue, Suite 6 El Monte, California	91731
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626)-401-9588

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of Yew Bio-Pharm Group, Inc. (herein referred to as the “Company” or “Registrant”), to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Officer and Directors

On May 21, 2018, the Board of Directors appointed (i) Ms. Nan Tian to serve as the Company’s Chief Financial Officer and (ii) Chang Liu, Guoshuang Tian, Hui Tao and Xiefeng Liu to serve as independent directors of the Company.

Chang Liu, Female, Age 40. She has a Ph.D. of economics, professor, doctoral supervisor, deputy dean of Economics and Management School of Northeast Agricultural University, backbone of the Northeast Agricultural University Scholars, member of the Academic Degree Evaluation Committee of Economics and Management School, chief of the MBA education center. In 2001, she graduated from Finance Major of Economics and Management School of Northeast Agricultural University and in 2004; she received the finance master degree of Economics and Management School of Northeast Agricultural University. In 2007, she received her Ph.D. in finance of Economics and Management School of Northeast Agricultural University, to study in Michigan State University as visiting scholar for half year and from 2011 to 2012, studied in Utah State University as visiting scholar, proficiency in English. The main research direction is agricultural economic management, rural finance theory and policy.

She has presided over two national social science fund projects, got funding from more than 20 foundations, such as Heilongjiang Philosophy and Social Science Fund, Heilongjiang Natural Science Fund, Heilongjiang Higher Education Teaching Reform Fund, Study Abroad Returned Fund of Heilongjiang Department of Science and Technology, Heilongjiang Postdoctoral Sustentation Fund, and Harbin Science and Technology Research Plan Fund. In the report, Research on Chinese Peasant workers Returning home to Start-up under the Background of International Financial Crisis, she was the first person to comprehensively discuss how peasant workers started up their own business in home under the international financial crisis, through research and analysis for the future development of China’s regional economy, especially the rural areas, the report gave out detailed advises and suggestions, which was commented and praised by Wang Zuoshu, who was the member of Standing Committee of National People’s Congress and deputy director of National People’s Congress Culture and Public Health Committee. He presided over the project of Research on Credit Financing Problem of Heilongjiang Farmers’ Professional Cooperatives, funding by Heilongjiang Philosophy and Social Science Fund, and put out opinions and view points on speeding up the development of rural cooperative finance, being conducive to the establishment and development of farmers’ professional cooperatives financial service system. The research report was included in Heilongjiang Philosophy and Social science outstanding achievement guide. Her paper Empirical Study of the Relationship between Dynamic Capabilities and Organizational Performance of Rural Financial Enterprises was reprinted by National People’s Congress press on Studies of the Agricultural Economy. The countermeasures put forward in the paper were adopted by Heilongjiang Agriculture Committee, and was awarded the first prize for the 14th social science excellent scientific research achievements in Heilongjiang province. The views of this paper have played a positive role on the reform and development of China’s rural financial system. She published more than 50 papers in core journals such as Agricultural Economy Issues, CSSCI and so on, had 5 published monographs. She has won two first prizes of the Excellent Scientific Research Achievements of Heilongjiang Social Science and a second prize of the Excellent Scientific Research Achievements of Heilongjiang Higher School Cultural and Public Science. He has trained 2 doctoral students and over 20 postgraduates.

Guoshuang Tian, Male, ethnic Han, born in July 1963 in Jilin Province. At present he holds the position of Dean of the Economics and Management School of Northeast Forestry University. Moreover, he has many other titles: in the school, he is Professor, Doctoral Supervisor, Postdoctoral Cooperation Supervisor, and Academic Leader of Heilongjiang Key Professional Accounting Major; in the society, he is the member of Agricultural and Forestry Economic Management Subject Appraisal Group of the State Council Academic Degree Committee, Vice president of China Forestry Economics association, Member of Accounting Society of China, Vice-general Secretary of Forestry Department of China Accounting Society, Expert of Agro forestry Ecological Expert Group of Heilongjiang Province Scientific Advisory Committee, Vice-chairman of Accounting Society of Heilongjiang Province, Vice-president of Heilongjiang Management Committee, Vice-president of Heilongjiang Application Economic Committee, Chief Editor of Green Finance and Accounting. He was invited to attend many discussion meetings about the key policy of state-owned forest region economic and social development, and put forward a large number of comments and suggestions for the revitalization of the northeast, forestry enterprise transformation, accounting personnel training. He presided over more than 20 projects and subjects research, including National Natural Science Foundation of China(NSFC), Ph.D. Program Foundation of Ministry of Education, State Forestry Administration, project of Accounting Society of China, Audit Society of China, Heilongjiang Province Social and Scientific Fund, Heilongjiang Province Natural and Scientific Fund, Soft Scientific Project of Heilongjiang Province Science and Technology Department. He was also involved in 7 scientific researches supporting by National Social and Scientific Fund, the Ministry of Education Humanities and Social Science Fund, China Postdoctoral fund. He published more than 100 papers in core journals such as Management World, EI and CSSCI, had 15 published monographs. He won one first prize and several third prizes of the excellent scientific research achievements of Heilongjiang province social science. He has trained 23 doctoral students and over 130 postgraduates.

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Hui Tao, Male, Age 40. From June 2006 to October 2008 he was Sales Manager at Yangtze River Pharmaceutical Group Co., Ltd., Zhejiang Division. He was responsible for company’s sales around Zhejiang area. During his time there, he successfully fulfilled the company’s sales goals; meanwhile his improved professional proficiency and communication ability was widely recognized by his supervisors and colleagues. From October 2010 until October 2014, he was the General Manager at Livzon Pharmaceutical Group Inc., Zhejiang Division. He was responsible for sales and management at the company’s Zhejiang Division, set and carry out regional sales development plans according to the country and company’s sales strategies. Regularly organize professional training sessions for employees and improve their professionalism. During his work there, he successfully led his team to meet the sales goals and earned the award of National Top Company. From October 2014 to the present he was General Manager at Livzon Pharmaceutical Group Inc., Liaoning Division. He was responsible for sales management at the company’s Liaoning Division. His duties also included analyzing the company’s policies and the product market comprehensively. He made and realized regional sales goals and plans. He has built a cohesive sales team in Liaoning Province that doubled the company’s sales volume since 2014.

Xiefeng Liu, Male, Age 55. From September 1978 to July 1981, Mr. Liu was a student at Mudanjiang Forestry School; Silviculture Major. From July 1981 to September 1985 he was a teacher at Mudanjiang Forestry and Technical College 09/1985-07/1988

From July 1997 to July 2000, Mr. Liu worked as a Director, Lecturer and Senior Lecturer for Mudanjiang Forestry and Technical College. From May 2005 to December 2017, he was Director of Admission Office at Heilongjiang River Forestry Vocational and Technical College and then from January 1 2018 until the present he was Director of Research Department at Heilongjiang River Forestry Vocational and Technical College

Nan Tian, Female, Age: 49 is the Company’s Chief Financial Officer and she is a Certified Public Accountant in Securities Business. From July 1990 to December 1999, she served as department manager in Accounting Firm of Heilongjiang Province Finance Department. From January 2000 to June 2014, she served as vice general manager and director of Li’anda Accounting Firm Co., Ltd. and from July 2014 to the present she has served as partner of Ruihua Accounting Firm LLP

Nan Tian, graduated from Financial Accounting Major of Northeast Forestry University and got the bachelor degree in July 1990. In 1993, she passed the examination of Chinese Certified Public Accountant and obtained the qualification to work in securities and future goods. She was a senior accountant in the profession of CPA.

She has been involved in many companies’ inner-control audit projects, including Heilongjiang Branch Company of China Mobile, 21 Branch companies in Heilongjiang Province of CITS, Beidahua Corporation, and Jilin Forest Industry Co., Ltd. She presided over the audit quality work in public companies such as Shanxi Chengming Energy-serving Technology Limited Company, Beichuan Qiangshan Agricultural and Animal Husbandry Science and Technology Limited Company, Hunan Xincaizhi Cultural and Media Limited Company, Gravitation Media Limited Company.

She was responsible for transformation and IPO work of Hualin Tyre Limited Company. She was also responsible for transformation work of Longjiang Fund Company in Heilongjiang Province. She worked with the Heilongjiang Bureau of State Administrative of Foreign Exchange and did annual inspections on 127 foreign companies, and worked with Finiance Department of Heilongjiang Province to audit the accounts of Heilongjiang administrative institutes and found 41 accounts failed to declare amounts up to RMB 37 Million.

She has worked with and assisted Heilongjiang Institute of Certified Public Accountants to make and edit audit working papers and documents which was the first codified regulations for Heilongjiang ICPA. She also served as the first master teacher of continuing education of Heilongjiang ICPA. In addition, she has been engaged by the China Securities Regulatory Commission for the quality inspection of listed companies, large state-owned enterprises, securities companies, futures brokerage firms and accounting firms.

She served as senior auditor of listed companies such as Hualin Tire Limited Company, Mudanjiang Cement Co., Ltd, Harbin High-tech (group) Co., Ltd and Harbin Qiulin Group Co., Ltd; as senior auditor of many large companies such as Mudanjiang Hengfeng Papermaking Group Co., Ltd, Heilongjiang Longdan Dairy Industry Group Co., Ltd and Mudanjiang Lingtai Pharmaceutical Co., Ltd; Presided over the pre-bankruptcy audit of the Qinghua Tool Factory of Shougang Group (626), the audit of main-auxiliary separating and restructuring project in Harbin boiler factory, Harbin electric machine factory, Harbin institute of gas turbine plant; Responsible for reform and recombination of HuLin Rural Credit Cooperatives; To assist Heilongjiang Bureau of China Securities Regulatory Commission the to do special examination on “Longjian road &bridge”, “Sanli futures”, “Tianqi futures”, “Datong futures”. She is now the executive director of Heilongjiang Institute of Certified Public Accountants and the deputy director of Education Training Committee of Heilongjiang Institute of Certified Public Accountants; Excellent certified public accountant awarded by the finance department of Heilongjiang province.

Appointment to Committees

On May 21, 2018, the following directors were appointed to the following committees of the Board:

Audit Committee: Chang Liu, Guoshuang Tian and Xiefeng Liu.

Compensation Committee: Zhiguo Wang, Hui Tao and Xiefeng Liu

Nominating and Corporate Governance Committee: Chang Liu, Hui Tao and Guoshuang Tian

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Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Yew Bio-Pharm Group, Inc.

Date: May 23, 2018	By:	/s/ Zhiguo Wang
Zhiguo Wang
President & Chief Executive Officer

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